UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 30, 2024, Interactive Strength Inc. (the "Company") held a special meeting of stockholders (the “Special Meeting”) at 10:00 a.m. Central Time, in person at 1005 Congress Avenue, Suite 925, Austin, TX 78701, to vote on the proposals identified in the Company’s definitive proxy statement filed with U.S. Securities and Exchange Commission on August 5, 2024. As of July 9, 2024, the record date of the Meeting, there were a total of 2,988,328 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) outstanding and entitled to vote at the Meeting. At the Special Meeting, 1,832,900 shares of Common Stock were represented in person or by proxy, constituting a quorum.

At the Special Meeting, the Company’s stockholders were asked to consider and vote upon the following proposals:

Proposal One: Approve the Issuance of Common Stock (the "May SPA")

To approve the issuance of 20% or more of the Company’s common stock issuable upon the exercise of certain warrants issued in connection with our registered direct offing pursuant to the May SPA, in accordance with Nasdaq Listing Rule 5635(d).

The issuance of Common Stock pursuant to the May SPA was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
1,453,254	36,083	298	343,265

Proposal Two: Approve the Issuance of Common Stock (the "July SPA")

To approve the issuance of 20% or more of the Company’s common stock issuable upon the exercise of certain warrants issued in connection with our best efforts offing pursuant to the July SPA, in accordance with Nasdaq Listing Rule 5635(d).

The issuance of Common Stock pursuant to the July SPA was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
1,453,270	36,067	298	343,265

Proposal Three: Approve the Authority to Effect One or More Reverse Stock Splits

To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-5 up to 1-for-100 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date.

The Authority to Effect One or More Reverse Stock Splits was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
1,784,294	48,305	301	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	September 5, 2024	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)